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                                                             EXHIBIT 10.1

                              FIRST COMMERCE CORPORATION

                        SUPPLEMENTAL TAX-DEFERRED SAVINGS PLAN



               WHEREAS,   First   Commerce   Corporation   (the  "Company")

          maintains  the  First  Commerce Corporation Tax-Deferred  Savings

          Plan (the "401(k) Plan") for the benefit of eligible employees of the Company and of each  of its subsidiaries and affiliates (each such employer hereinafter included in the term "Employer"), under which (1) eligible employees  can  agree  to  have  contributions

          ("Tax-Deferred  Contributions")  made out of a portion  of  their compensation, and (2) the Employers make "Matching Contributions"

          equal to 50% of the first 5% of compensation  contributed as Tax-

          Deferred Contributions;



               WHEREAS,  the  Company in 1989 established the  Supplemental

          Tax-Deferred Savings  Plan ("the Plan"), a non-qualified deferred compensation plan, in order to enable employees who are prevented from  making  full use of  the  401(k)  Plan  because  of  dollar

          limitations  under   the   Internal   Revenue  Code  ("Code")  to

          contribute  additional amounts on a tax-deferred  basis,  and  to provide for Employer  matching contributions with respect to some of those additional contributions;



               WHEREAS, the Plan  was  amended  July 31, 1991, and February

          25, 1992, and was restated December 20, 1993; and



               WHEREAS, the Company wishes to restate  the  Plan  again, in order to redefine "Compensation" with respect to commissions,  to redefine "Eligible Employee", to reformulate the methods by which

          earnings   are   credited  to  contributions,  and  to  remove  a

          limitation that applied  during  the  first pay period in which a contribution can be made under the Plan;



               NOW, THEREFORE, First Commerce Corporation hereby amends and restates the Plan, effective January 1,  1995,  to  read  in  its entirety as follows:







                                          I.

                                     DEFINITIONS



          1.1  The  term  "Compensation"  shall mean all amounts treated as

          "Base Compensation" under the 401(k)  Plan (but without regard to the dollar limit imposed by Code Section  401(a)(17), and without deducting  Supplemental  Tax-Deferred  Contributions  under  this

          Plan), plus -- if an Eligible Employee was  a  participant during the same calendar year in an unrelated employer's  plan qualified under  Code  Section  401(k)  --  the  amount  of  such  Eligible

          Employee's  compensation  with the unrelated employer taken  into account under the unrelated  employer's  plan.  In the case of an

          Eligible Employee who is compensated primarily  with commissions,

          however,   "Compensation"   shall  not  include  any  distributed

          commissions (but shall include  any  amounts  received  as  draws against future commissions).



          1.2  The  term  "Compensation  Base"  shall  mean that portion of

          Compensation for a calendar year that does not  exceed  $150,000,

          adjusted  after  1994 to reflect cost-of-living increases in  the same way as the compensation  limit under Code Section 401(a)(17)

          is adjusted after 1994.



          1.3  The term "Eligible Employee"  shall  mean an employee of one or more Employers who meets the requirements of Section 2.1.



                                         II.

                                REGULAR PARTICIPATION



          2.1  Eligibility.  An employee of one or more  Employers shall be an  Eligible Employee in a current year only if his  Compensation as of  September 30 of the prior year, multiplied by 4/3, exceeds the Compensation Base for the current year.



          2.2  Participation.  Participation must be elected separately for

          each calendar  year.   In  order  to participate in the Plan in a

          year, an Eligible Employee must sign  a Supplemental Tax-Deferral

          Agreement-Regular ("Agreement") prior to  the  beginning  of  the year.



          2.3  Participation  in Subsequent Calendar Quarters.  An Eligible

          Employee  who  has  elected   to   participate   can  modify  his

          participation for the year by signing an Agreement  effective the first day of the calendar quarter beginning after the  signing of

          the  new Agreement.   Any Agreement that is not modified  remains

          in effect through the end of the calendar year.



          2.4  Revocation.   An  Agreement  can  be  revoked  at  any time,

          effective as of the first day of the pay period following receipt of  the  revocation  by the Plan Administrator.  An Employee  who revokes his Agreement during a year will not be allowed to resume participation until the next year.



               An Agreement shall  be  automatically revoked as of any date on which its implementation would disqualify the 401(k) Plan.



                                         III.

                                REGULAR CONTRIBUTIONS



          3.1  Supplemental Tax-Deferred  Contributions.  In his Agreement,

          the Eligible Employee shall agree  to  reduce his Compensation by an  amount, known as a "Supplemental Tax-Deferred  Contribution",

          which   can   be   any  percentage  of  the  Eligible  Employee's

          Compensation paid to  him  in  each  pay  period during the year,

          beginning with the pay period in which his  Compensation  for the year  first  exceeds the Compensation Base for the year, provided that  the total  of  an  Eligible  Employee's  Supplemental  Tax-

          Deferred  Contributions  under the Plan as of any date during the year cannot exceed 10% of  his Compensation for all completed pay periods through that date beginning  with the pay period in which the first Supplemental Tax-Deferred Contribution  is made for the

          year.   An  Eligible  Employee  who  has  made Supplemental  Tax-

          Deferred  Contributions  shall  be  known  as  a   "Participating

          Employee".



          3.2  Supplemental  Matching  Contributions.  The Employers  shall make a  Supplemental Matching  Contribution  for  the  account of each Participating Employee equal to 50% of that portion  of  the

          Participating  Employee's Supplemental Tax-Deferred Contributions

          for a pay period  that does not exceed 5% of Compensation for the pay period.



                                         IV.

                             CONTRIBUTIONS OUT OF BONUSES



          4.1  Eligibility.   An Eligible Employee is also eligible to make

          a contribution under  this  Plan  out  of any bonus paid for that year.



          4.2  Participation.  The election to make  a  contribution out of an  Eligible Employee's bonus shall be made separately  for  each calendar year.  In order to contribute, an Eligible Employee must elect  to  do  so  on a Supplemental Tax-Deferred Agreement-Bonus

          ("Bonus  Agreement"),  signed  prior  to  the  beginning  of  the calendar year  during  which  the  bonus is earned.  The Eligible

          Employee can elect to defer any percentage,  up  to  100%, of the bonus.  The election shall apply whether the bonus is paid during

          the  year  it  is  earned  or is paid in the following year.   No

          Supplemental Matching Contributions shall be made with respect to a Supplemental Tax-Deferred  Contribution  that  comes  out  of a bonus.



          4.3  Irrevocability  of  Election.   A  Bonus  Agreement shall be

          irrevocable  as of the first day of the year to which  the  Bonus

          Agreement applies,  unless the Eligible Employee elects to revoke the Bonus Agreement and  demonstrates  to the satisfaction of the

          Plan Administrator that he would suffer severe financial hardship

          if the Bonus Agreement were not revoked.   The Bonus Agreement is

          also  revoked by the death or termination of  employment  of  the

          Eligible Employee prior to the payment of the bonus.









                                          V.

                                       VESTING



          5.1  Vesting.   Supplemental  Tax-Deferred Contributions shall be

          100%  vested at all times.  Supplemental  Matching  Contributions shall vest  at  the same rate as Matching Contributions under the

          401(k) Plan.



                                         VI.

                                       FUNDING



          6.1  Funding.   Supplemental   Tax-Deferred   Contributions   and

          Supplemental   Matching   Contributions   remain  assets  of  the

          Employers  until  such  time  as  the benefits are  paid  to  the

          Participating  Employees.  The Employers  may,  however,  deliver some or all of the  contributions  to  a  trust  ("Trust")  whose assets  are  ear-marked  specifically for the payment of benefits under this Plan.  The assets  of  the  Trust  shall be subject to claims of creditors of an Employer in the event  of an Employer's insolvency.  Individual accounts may be established in the Trust,

          to   which   amounts   equal   to  the  Participating  Employees'

          contributions are credited.



          6.2  Accounting.   The  Plan Administrator  shall  establish  and

          maintain a separate Supplemental Tax-Deferred Savings Account and

          Supplemental Matching Contribution Account for each Participating

          Employee,  to  which shall  be  credited  his  Supplemental  Tax-

          Deferred Contributions  and  Supplemental Matching Contributions,

          respectively.



               Amounts  credited  to  Supplemental   Matching  Contribution

          Accounts shall be shown on the books of the  Employers  as common stock  of  First Commerce Corporation ("Company Stock").  At  the

          time of any  dividend on Company Stock additional shares shall be added to the Participating  Employee's  account equivalent to the number of shares that the dividend on the  shares  in his account would have purchased.



               Earnings   and   losses  on  the  Supplemental  Tax-Deferred

          Accounts shall be as determined  by  the  Participating Employee.

          Each  Participating  Employee  shall elect to  have  his  or  her

          Supplemental Tax-Deferred Contributions  credited to hypothetical accounts in the investment funds that are  then  available  under the 401(k) Plan.  Such investment will be deemed to have occurred five  business  days after the end of the pay period in which the

          Supplemental Deferral  takes  place.   If  the Company chooses to

          contribute the amount to a Trust and chooses  to  have  the funds invested  in  investment  funds  in  the  same proportions as the hypothetical investment funds, and does so more quickly than five business  days  after  the  end  of  the  pay  period,  then  the hypothetical  investment  earnings shall be determined  from  the date of the actual investment  in  the  Trust.  The Participating

          Employee's Supplemental Tax-Deferred Account  shall thereafter be adjusted as if the contributions were actually  invested  in  the investment  funds  selected  by  the Participating Employee.  The

          Participating  Employee  can  elect to  modify  his  hypothetical investment choices as of the last  day  of  each calendar quarter or, after July 1, 1995, as of the close of business  on  the date on which the election is made.



               Nothing in this Plan document, however, shall be interpreted as  imposing  a  legal  obligation  on  the  Company,  any of the

          Employers,  the  Plan  Administrator,  or  the  Trustee to either deliver  any  of the contributions to a Trust, or to  invest  any funds in the Trust in the same manner as a Participating Employee has elected to have his hypothetical investment determined.



               The insolvency or bankruptcy of an Employer shall not affect the allocation  of  gains  and  losses  of the elected funds to a

          Participating  Employee's accounts, even though  no  amounts  are actually delivered  to  the Trust, or the continued allocation of gains or losses of such funds  even  if Trust assets are depleted as a result of payments made to an Employer's creditors.



                                         VII.

                                 PLAN ADMINISTRATION



          7.1  Plan  Administrator.  The Plan Administrator  shall  be  the

          Company's  Director  of  Human  Resources,  who  shall  make  all decisions in  connection  with  the  administration  of the Plan.

          including    decisions   concerning   eligibility,   amounts   of

          contributions,  and  payment of benefits.  The Plan Administrator shall have the sole authority  to  interpret  the Plan and all of his or her decisions shall be final and binding  on  all  persons affected thereby.



          7.2  Reporting.   As  soon  as  practicable  after  each calendar

          quarter,  the Plan Administrator shall furnish each Participating

          Employee with  a  statement indicating the total amount allocated to his accounts under the Plan.



          7.3  Payment of Expenses.   The  Company  shall pay, or reimburse

          the Plan Administrator for, any expenses reasonably  incurred  in the administration of the Plan.



                                        VIII.

                                    DISTRIBUTIONS



          8.1  Termination    Benefit.    Upon   the   termination   of   a

          Participating Employee's  employment  with  all  Employers (other than by death), the Participating Employee  shall  be entitled to payment of his vested Plan account balances.  Such payment  shall be  made  in one lump sum, as soon as administratively convenient after the termination  of employment.  Any unvested portion shall be forfeited and shall belong  to  the  Participating  Employee's

          Employer.



          8.2  Death  Benefit.   If  a  Participating  Employee  dies while

          employed,  his  Plan  accounts shall be 100% vested and shall  be

          distributed to his Beneficiary.   He  may designate a Beneficiary

          on a form provided by the Plan Administrator.   In the absence of

          a   designated   Beneficiary   the   Beneficiary  shall  be   the

          Participating Employee's estate.



          8.3  Form of Distribution.  Distributions  shall  be  made in the form  of Company Stock to the extent the Participating Employee's

          Trust accounts are invested in Company Stock.  The balance of the benefit shall be in cash.



                                         IX.

                                    MISCELLANEOUS



          9.1  Assignment.   To  the extent a Participating Employee or any

          other person acquires a  contractual  right  to  receive payments pursuant  to  the  Plan,  such  right  shall  not  be subject  to assignment, pledge (including collateral for a loan  or  security for  the  performance of an obligation), encumbrance or transfer.

          Any attempt  to  assign,  pledge, encumber or transfer such right shall not be recognized.



          9.2  Amendment.  The Company,  through  its  board  of directors,

          shall  have  the right to amend the Plan, including discontinuing contributions  hereunder,  provided  that no such amendment shall reduce a Participating Employee's account  or  reduce the vesting of  the account and provided that if any such amendment  requires shareholder approval to meet the requirements of Rule 16b-3 under the Securities  Exchange  Act of 1934 or any successor rule, such

          amendment  shall  be  subject   to   approval  of  the  Company's

          shareholders.



          9.3  Governing Law.  The Plan shall be  governed  by  the laws of the State of Louisiana.



                                          X.

                                 DEMAND FOR BENEFITS



          10.1 Demand   for   Benefits.    Benefits   upon  termination  of

          employment  shall ordinarily be paid to a Participating  Employee without the need for demand, and to a Beneficiary upon receipt of

          the   Beneficiary's   address   and   Social   Security   number.

          Nevertheless, a Participating Employee or a person claiming to be a Beneficiary who claims entitlement to a benefit under Paragraph

          8.1  or  8.2  can  file  a  claim  for  benefits  with  the  Plan

          Administrator.  The Plan Administrator shall accept or reject the claim within 30 days of its receipt.  If the claim is denied, the

          Plan Administrator  shall give the reason for denial in a written notice calculated to  be understood by the claimant, referring to the Plan provisions that  form  the  basis of the denial.  If any additional information or material is  necessary  to  perfect the claim,  the  Plan  Administrator  will  identify these items  and

          explain why such additional material is necessary.   If  the Plan

          Administrator  neither  accepts  nor rejects the claim within  30 days, the claim shall be deemed to be denied.  Upon the denial of a claim, the claim may file a written  appeal of the denied claim

          to  the Plan Administrator within 60 days  of  the  denial.   The

          claimant  shall have the opportunity to be represented by counsel

          and to be heard  at  a  hearing.   The  claimant  shall  have the

          opportunity to review pertinent documents and the opportunity  to submit  issues  and  argue  against  the  denial in writing.  The decision upon the appeal must be made no later  than the later of

          (a) 60 days after receipt of the request for review,  or  (b)  30 days  after  the hearing.  The Plan Administrator must set a date for such a hearing  within  30  days after receipt of the appeal.

          In no event shall the date of the  hearing  be  set later than 60 days after receipt of the notice.  If the appeal  is  denied, the denial  shall be in writing.  If an initial claim is denied,  all subsequent reasonable attorney's fees and costs of the successful claims,  including  the  filing  of  the  appeal  with  the  Plan

          Administrator,  and  any  subsequent litigation, shall be paid by the Employer unless the failure  of the Employer to pay is caused by reasons beyond its control, such as insolvency or bankruptcy.



               THUS DONE AND SIGNED on this _____ day of February, 1995, in the presence of the undersigned competent witnesses.


          WITNESSES:                        FIRST COMMERCE CORPORATION


          _______________________________   BY:____________________________


          _______________________________   TITLE:_________________________


                                   ACKNOWLEDGEMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary  Public,  personally  came and appeared: _____________________________________, who being by me  duly  sworn did depose and state that he signed the foregoing restatement  of  the First Commerce Corporation Supplemental Tax-

          Deferred Savings Plan  as  a free act and deed on behalf of First

          Commerce Corporation for the purposes therein set forth.



                                       ____________________________________



          Sworn to and subscribed before me
          this ____ day of February, 1995.


          _________________________________
                    NOTARY PUBLIC